Exhibit 23

                    Consent of Independent Public Accountants
                    -----------------------------------------

        As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 18, 1998, included in or incorporated by reference into Thermo Electron Corporation's Annual Report on Form 10-K for the year ended January 3, 1998, into the Company's previously filed Registration Statement No. 33-00182 on Form S-8, Registration Statement No. 33-8993 on Form S-8, Registration Statement No. 33-8973 on Form S-8, Registration Statement No. 33-16460 on Form S-8, Registration Statement No. 33-16466 on Form S-8, Registration Statement No. 33-25052 on Form S-8, Registration Statement No. 33-37865 on Form S-8, Registration Statement No. 33-37867 on Form S-8, Registration Statement No. 33-36223 on Form S-8, Registration Statement No. 33-52826 on Form S-8, Registration Statement No. 33-52804 on Form S-8, Registration Statement No. 33-52806 on Form S-8, Registration Statement No. 33-52800 on Form S-8, Registration Statement No. 33-37868 on Form S-3, Registration Statement No. 33-35657 on Form S-3, Registration Statement No. 33-34752 on Form S-3, Registration Statement No. 33-39434 on Form S-3, Registration Statement No. 33-12748 on Form S-3, Registration Statement No. 33-39773 on Form S-3, Registration Statement No. 33-40669 on Form S-3, Registration Statement No. 33-41256 on Form S-3, Registration Statement No. 33-42694 on Form S-3, Registration Statement No. 33-43706 on Form S-3, Registration Statement No. 33-45401 on Form S-3, Registration Statement No. 33-45603 on Form S-3, Registration Statement No. 33-50924 on Form S-3, Registration Statement No. 33-51187 on Form S-8, Registration Statement No. 33-51189 on Form S-8, Registration Statement No. 33-54185 on Form S-3, Registration Statement No. 33-54347 on Form S-8, Registration Statement No. 33-54453 on Form S-8, Registration Statement No. 33-59544 on Form S-3, Registration Statement No. 333-00197 on Form S-3, Registration Statement No. 033-65237 on Form S-8, Registration Statement No. 033-61561 on Form S-8, Registration Statement No. 033-58487 on Form S-8, Registration Statement No. 333-01277 on Form S-3, Registration Statement No. 333-01809 on Form S-3, Registration Statement No. 333-01893 on Form S-3, Registration Statement No. 333-19549 on Form S-3, Registration Statement No. 333-19535 on Form S-8, Registration Statement No. 333-19633-01 on Form S-3, Registration Statement No. 333-32035-01 on Form S-3, Registration Statement No. 333-34909-01 on Form S-3, Registration Statement No. 333-32111 on Form S-3, and Registration Statement No. 333-14265 on Form S-8.



                                                Arthur Andersen LLP



    Boston, Massachusetts
    April 2, 1998